Filed under Rule 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Wellington Real Return Portfolio

(the “Portfolio”)

Supplement dated April 5, 2018 to the Prospectus and Summary Prospectus dated July 28, 2017, as supplemented and amended to date

At an in-person meeting held on March 27, 2018, the Board of Trustees of Seasons Series Trust approved a proposal to revise the investment strategies of the SA Wellington Real Return Portfolio (the “Portfolio”). The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s principal investment strategies and techniques, and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is scheduled to become effective on or about July 27, 2018 (the “Effective Date”).

Currently, the Portfolio has an investment goal to seek total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management. It currently intends to achieve this by investing, under normal circumstances, primarily in inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments. As part of its investment strategy, the Portfolio currently may also invest in debt securities that are not inflation-indexed and derivative instruments, such as forwards, futures contracts or swap agreements, in an effort to enhance returns, provide inflation hedges or foreign currency hedges, increase market exposure and investment flexibility, or adjust exposures.

As of the Effective Date, the Portfolio’s strategy will be to invest, under normal circumstances, primarily in inflation-indexed bonds issued by the United States and foreign governments and their agencies or instrumentalities, as well as inflation-indexed securities issued by U.S. and foreign corporations. In order to enhance returns, the Portfolio may also invest in investment grade and non-investment grade debt securities that are not inflation indexed, including mortgage- and asset-backed securities and bank loans. The Portfolio will invest globally and intends to utilize derivatives to manage foreign currency risk. The Portfolio will also invest in derivative instruments, such as forwards, futures contracts or swap agreements, and exchange traded funds, as a substitute for directly investing in the above instruments.

Once the changes to the Portfolio’s principal investment strategies and techniques become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.